                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                JUDICATE, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  $125

(2) Form, Schedule or Registration Statement No.:  14A

(3) Filing Party:  Judicate, Inc.

(4) Date Filed:  February 23, 1996

                                 JUDICATE, INC.
                                  THE BELLEVUE
                             200 SOUTH BROAD STREET
                             PHILADELPHIA, PA 19102

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of Judicate, Inc., which will be held on Thursday, March 21, 1996 at 10:00 a.m., at the City Midday Club, 140 Broadway, 50th Floor, New York, New York.

     The Company has called this Special Meeting for the purposes set forth in the attached Notice of Meeting. The Company felt that it was in the best interests of the Company not to defer these items until the 1996 Annual Meeting, particularly the proposal to change the Company's name to reflect the change in the focus of the Company's business. It was also thought that the Special Meeting would provide the Company's stockholders with the opportunity to meet the new members of the Company's Board of Directors and management.

     The 1996 Annual Meeting of Stockholders is intended to be held by June of this year. The proxy statement for that meeting will be accompanied or preceded by a report containing audited financial statements and other information relating to the Company. At that meeting, you will be given the opportunity to elect directors to hold office until the 1997 Annual Meeting of Stockholders.

     This booklet includes the notice of the meeting and the proxy statement which contains information about the functions of your Board of Directors and its committees and personal information about each of the nominees for the Board. It also includes four (4) proposals of the Board of Directors, with the Board's position on each.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. I URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY.

     If you plan to attend the meeting and are a stockholder of record, please mark your proxy card in the space provided for that purpose. An admission ticket is included with the proxy card for each stockholder of record. However, if your shares are not registered in your own name, please advise the stockholder of record (your bank, broker, etc.) that you wish to attend. That firm must provide you with evidence of your ownership which will enable you to gain admittance to the meeting.

                                          Sincerely yours,

                                          Dominic A. Polimeni
                                          Chairman, President and
                                          Chief Executive Officer of the Company

March 6, 1996

                             YOUR VOTE IS IMPORTANT
                PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN
                    YOUR PROXY CARD IN THE ENCLOSED ENVELOPE

                                   NOTICE OF
                                SPECIAL MEETING
                                       OF
                                  STOCKHOLDERS

     A Special Meeting of Stockholders of Judicate, Inc. (the 'Company') will be held at the City Midday Club, 140 Broadway, 50th Floor, New York, New York on Thursday, March 21, 1996, beginning at 10:00 a.m., New York time, for the following purposes:

          1. TO ELECT DIRECTORS.

          2. TO CONSIDER AND ACT UPON:

             -- a proposal to amend the Certificate of Incorporation of the
                Company to change the Company's name, which is RECOMMENDED by the Board of Directors;

             -- a proposal to amend the Certificate of Incorporation of the
                Company to increase the authorized common stock of the Company, which is RECOMMENDED by the Board of Directors;

             -- a proposal to amend the Certificate of Incorporation of the
                Company to increase the authorized preferred stock of the Company, which is RECOMMENDED by the Board of Directors; and

             -- a proposal to approve the 1994 Director Non-Qualified Stock
                Option Plan, which is RECOMMENDED by the Board of Directors.

          3. TO TRANSACT ANY OTHER BUSINESS WHICH PROPERLY MAY BE BROUGHT BEFORE THE MEETING.

     Stockholders of record at the close of business on February 21, 1996 will be entitled to vote at the meeting.

                                       By Order of the Board of Directors,

                                                    Milton M. Adler
                                                      Secretary

JUDICATE, INC.
The Bellevue
200 South Broad Street
Philadelphia, PA 19102
March 6, 1996

                              GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Judicate, Inc., a Delaware corporation (the 'Company'), for use at a Special Meeting of Stockholders of the Company (the 'Meeting') which will be held at 10:00 a.m. on Thursday, March 21, 1996 at the City Midday Club, 140 Broadway, 50th Floor, New York, New York, and at any and all adjournments of the Meeting for the purposes set forth in the accompanying Notice of Meeting of Stockholders. This Proxy Statement and the enclosed proxy card will be mailed to stockholders on or about March 7, 1996. The Company's principal executive offices are located at The Bellevue, 200 South Broad Street, Philadelphia, PA 19102.

     The accompanying proxy card is designed to permit each stockholder of record at the close of business on February 21, 1996 to vote in the election of directors and on the proposals described in this Proxy Statement. The proxy card provides space for a stockholder to withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so. Shares represented by properly executed proxy cards received by the Company at or prior to the Meeting will be voted at the Meeting according to the instructions indicated thereon or otherwise as provided therein. The election of directors requires the affirmative vote of a plurality of the votes cast. The amendments to the Company's Certificate of Incorporation require the affirmative vote of a majority of the outstanding stock entitled to vote. Approval of the stock option plan requires the affirmative vote of a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast with respect to any voting matter, only those cast 'FOR' or 'AGAINST' are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

     Unless instructions to the contrary are indicated, the persons named on the proxy card will be deemed to have intended to vote the shares so represented 'FOR' changing the corporate name, 'FOR' the increase in the shares of authorized common stock, 'FOR' the increase in the shares of authorized preferred stock and 'FOR' approval of the 1994 Director Non-Qualified Stock Option Plan. As to any other business which may properly come before the Meeting, the persons named on the proxy card will vote according to their best judgment.

     A proxy may be revoked at any time before it is voted at the Meeting by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by voting by ballot at the Meeting.

     This proxy is solicited by the Board of Directors of the Company. The cost of preparing, assembling and mailing this notice of meeting, proxy statement, and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers, directors and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for their reasonable expenses in forwarding soliciting material.

                   VOTING SECURITIES AND SECURITIES OWNERSHIP

VOTING SECURITIES

     The Board of Directors has fixed the close of business on February 21, 1996 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Only stockholders on the Record Date will be able to vote at the Meeting, and each holder of record will be entitled to one vote for each share held, with no shares having cumulative voting rights. The list of stockholders entitled to vote at the Meeting will be available for the examination of any stockholder at the offices of Gould & Wilkie, One Chase Manhattan Plaza, 58th Floor, New York, New York, for ten days prior to the date of the Meeting.

     As of the Record Date, there were 15,382,705 shares of the Company's common stock, par value $.0001 per share, (the 'Common Stock') issued and outstanding, all of which are entitled to one (1) vote per share at the Meeting. Holders of the Common Stock are entitled to vote on all matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information, as of February 28, 1996, known to the Company regarding beneficial ownership of the Company's Common Stock by (i) any holder of more than five percent of the outstanding shares; (ii) the Company's directors; (iii) the executive officers of the Company; and (iv) all directors and executive officers of the Company as a group:

                                         POSITION WITH             NUMBER      PERCENTAGES
        NAME & ADDRESS                    THE COMPANY             OF SHARES     OF SHARES
------------------------------   ------------------------------   ---------    -----------
Dominic A. Polimeni(1)........   Chairman, President and Chief
                                   Executive Officer              2,602,721(2)     16.9%

Milton M. Adler(1)............   Director, Secretary, Treasurer
                                 and Controller                       6,666(3)       *

Robert V. Gubitosi(1).........   Director                            --    (4)      --

Mitchell Hymowitz(1)..........   Director                            45,000(5)       *

William J. McSherry, Jr.(1)...   Director                            35,000(6)       *

Joan R. Gubitosi
  c/o Gulfstream Financial
  Group, Inc.
  6400 Congress Avenue
  Suite 200
  Boca Raton, FL 33487........                                    2,602,721(2)     16.9%

Phillip D. Schwiebert
  1180 Murphy Avenue
  San Jose, CA................                                    1,361,360(7)      8.8%

                                         POSITION WITH             NUMBER      PERCENTAGES
        NAME & ADDRESS                    THE COMPANY             OF SHARES     OF SHARES
------------------------------   ------------------------------   ---------    -----------
The Miami Project to
  Cure Paralysis
  The University of Miami
  School of Medicine
  1600 N.W. Tenth Avenue
  Miami, FL 33136.............                                    1,000,000         6.5%

All officers and directors as
  a group (5 persons).........                                    2,689,387        17.5%

------------------
  * Less than 1%.

(1) c/o Judicate, Inc., The Bellevue, 200 South Broad Street, Suite 800, Philadelphia, PA 19102.

(2) These shares are owned by Gulfstream Financial Group, Inc. ('Gulfstream'). Joan R. Gubitosi and Dominic Polimeni are executive officers and the stockholders of Gulfstream and share voting and investment power with respect to shares owned by Gulfstream. Pursuant to a Management Advisory and Consulting Agreement, dated as of November 29, 1994, between the Company and Gulfstream, Gulfstream may be entitled to be awarded as incentive compensation warrants to purchase up to 10.0% of the Company's Common Stock outstanding at March 31, 1995 (for purposes of such calculation, the common stock outstanding at March 31, 1995 assumes the conversion of all outstanding warrants, options and preferred stock), at a price of $.10 per share, upon the attainment of certain earnings targets. See also 'Related Party Transactions.'

(3) Consists of Options to purchase 6,666 shares of Common Stock at $12.75 per share granted pursuant to the 1992 Stock Option Plan.

(4) Mr. Gubitosi's wife, Joan R. Gubitosi, has shared beneficial ownership of 2,602,721 shares of Common Stock (see Footnote 2). Mr. Gubitosi disclaims beneficial ownership of such shares.

(5) Consists of Options to purchase 15,000 shares of Common Stock at $1.125 per share, Options to purchase 15,000 shares of Common Stock at $2.406 per share and Options to purchase 15,000 shares of Common Stock at $1.906 per share granted, subject to stockholder approval, pursuant to the 1994 Director Non-Qualified Stock Option Plan.

(6) Includes Options to purchase 15,000 shares of Common Stock at $1.906 per share granted, subject to stockholder approval, pursuant to the 1994 Director Non-Qualified Option Plan.

(7) Pursuant to an Employment Agreement, dated as of November 29, 1994, between Quest and Phillip Schwiebert, Mr. Schwiebert may be entitled to be awarded as incentive compensation warrants to purchase up to 5.0% of the Company's Common Stock outstanding at March 31, 1995 (for purposes of such calculation, the common stock outstanding at March 31, 1995 assumes the conversion of all outstanding warrants, options and preferred stock), at a price of $.10 per share, upon the attainment of certain earnings targets.

     As of the close of business on March 31, 1995, the Company acquired from Gulfstream Financial Group, Inc. ('Gulfstream'), a Florida corporation owned by Dominic A. Polimeni and Joan R. Gubitosi, all of the outstanding capital stock of Quest Electronic Hardware, Inc. ('Quest'). Quest, in turn, simultaneously acquired the fasteners distribution business of Arrow Electronics, Inc. These events resulted in changes in ownership of the capital stock of the Company which may have affected the control of the Company. These changes included the following:

          (a) Gulfstream became the direct beneficial owner of 22.1% of the shares of common stock, par value $.0001 per share ('Common Stock'), of the Company outstanding at March 31, 1995;

          (b) Gulfstream, in consideration of its services to the Company under a Management Advisory and Consulting Agreement, dated as of November 29, 1994, may be entitled to be awarded as incentive compensation, subject to certain conditions and restrictions, warrants to purchase up to 10.0% of the Company's Common Stock outstanding at March 31, 1995 (for purposes of such calculation, the Common Stock outstanding at March 31, 1995 assumes the conversion of all outstanding warrants, options and preferred stock), at a price of $.10 per share, upon the attainment of certain earnings targets;

          (c) Dominic A. Polimeni ('Polimeni'), a Director, Executive Officer and principal stockholder of Gulfstream, and the Chairman, Chief Executive Officer and Chief Financial Officer of Quest, which became a subsidiary of the Company, was named President and Chief Operating Officer of the Company (Mr. Polimeni was subsequently named Chairman, President and Chief Executive Officer of the Company); and

          (d) Phillip D. Schwiebert ('Schwiebert'), the President and Chief Operating Officer of Quest, became the beneficial owner of 11.6% of the shares of Common Stock of the Company outstanding at March 31, 1995, and, pursuant to an Employment Agreement, dated as of November 29, 1994, by and between Quest and Schwiebert, may be entitled to be awarded as incentive compensation, subject to certain conditions and restrictions, warrants to purchase up to 5.0% of the Company's Common Stock outstanding at March 31, 1995 (for purposes of such calculation, the Common Stock outstanding at March 31, 1995 assumes the conversion of all outstanding warrants, options and preferred stock), at a price of $.10 per share, upon the attainment of certain earnings targets.

     Subsequent to the foregoing events, certain principal stockholders of the Company (Jordan R. Belfort, Richard Bronson, Elliot Loewenstern and Daniel Porush) who, in the aggregate, beneficially owned approximately 45% of the Company's outstanding stock disposed of the bulk of these shares. In addition, the Board of Directors of the Company has undergone a substantial restructuring by reason of the resignation of four (4) former directors and the election of Messrs. Adler, Gubitosi and McSherry to the Board.

                             ELECTION OF DIRECTORS

     At the Meeting, the stockholders of record will elect five (5) directors to hold office until the 1996 annual meeting of stockholders which is intended to be held later this year or until their respective successors have been duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted 'FOR' the election of the following nominees: Milton M. Adler, Robert V. Gubitosi, Mitchell Hymowitz, William J. McSherry, Jr. and Dominic A. Polimeni. All of the nominees presently comprise the entire Board of Directors of the Company. If at any time during the Meeting any of the nominees become unavailable to serve as director, the persons named in the enclosed proxy will vote the shares represented by the proxy for the election of such person as the Board of Directors may recommend.

     Set forth below is certain information concerning the nominees for election as directors:

NAME                                AGE               POSITION
---------------------------------   ---   ---------------------------------
Milton M. Adler..................   68    Secretary, Treasurer and Director
Robert V. Gubitosi...............   48    Director
Mitchell Hymowitz................   34    Director(1)
William J. McSherry, Jr..........   48    Director(1)
Dominic A. Polimeni..............   49    Chairman, President and Chief
                                          Executive Officer

------------------
(1) Members of the Committee for the Administration of the 1992 Amended and Restated Management Incentive Option Plan.

     MILTON M. ADLER has been a Director of the Company since February 1996, Controller of the Company since January 1992 and has been Treasurer of the Company since February 1992 and Secretary since October 1993. Prior thereto, Mr. Adler was employed by Travelco, a travel consulting firm, for more than 18 years in various capacities, the most recent of which was Vice President of Administration. Mr. Adler is a Certified Public Accountant.

     ROBERT V. GUBITOSI has been a Director of the Company since February 1996 and Director of Operations of Quest Electronic Hardware, Inc., a subsidiary of the Company, since March 1995. Mr. Gubitosi has been a Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm since August 1990. Prior to that he held the position of General Partner and Chief Financial Officer of the Securities Groups, a New York investment banking firm and primary dealer of U.S. government securities, with responsibility for the investment banking activities of the firm. In addition, he has held managerial positions at Goldman Sachs & Company and Oppenheimer & Company, and specialized in brokerage accounting and auditing at Haskins & Sells and Touche Ross & Co. He holds a bachelor of business administration degree from Hofstra University. Mr. Gubitosi is the brother-in-law of Mr. Polimeni.

     MITCHELL HYMOWITZ has been a Director of the Company since December 1993. Mr. Hymowitz has also been Principal/Chief Financial Officer of H&W Hardware Co., Inc. and Vice President of Two Twenty First Avenue Realty Corp. since September 1990. Prior to that he was Senior Accountant with Paritz and Company, P.A., in New Jersey. Mr. Hymowitz earned a Bachelor of Science in Business Administration with a degree in Accounting from State University of New York at Buffalo in 1984.

     WILLIAM J. MCSHERRY, JR. has been a Director of the Company since February 1996. Mr. McSherry has been a partner of Battle Fowler LLP, a law firm with offices in New York City and Los Angeles, since July 1991. Prior to July 1991, Mr. McSherry was a partner in the law firm of Bryan Cave. Mr. McSherry is also the President and a director of Playtex Marketing Corporation, a privately-owned corporation, and serves as a trustee and as Deputy Mayor of the Village of Larchmont, State of New York.

     DOMINIC A. POLIMENI has been President, Chief Operating Officer and a Director of the Company since March 1995, and Chairman and Chief Executive Officer since February 1996. He has also been Chairman, Chief Executive Officer and Chief Financial Officer of Quest Electronic Hardware, Inc. since October 1994. Mr. Polimeni has been Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm since August 1990. Prior to that he held the position of Chief Financial Officer of Arrow Electronics, Inc. ('Arrow') for four (4) years. He also held several other positions, including general management positions, with Arrow over an eight-year period. Prior to that he practiced as a Certified Public Accountant for more than 12 years and was a Partner in the New York office of Arthur Young & Company. He has also held the position of Chief Operating Officer of Fugazy Express, Inc., a New York based transportation company in its start-up phase. He holds a bachelor of business administration degree from Hofstra University. Mr. Polimeni is the brother-in-law of Mr. Gubitosi.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held two meetings during the fiscal year ended December 31, 1995. All directors participated in both such meetings of the Board of Directors except for Marc Powell, a former director who did not attend one of the meetings. The Board of Directors acted by unanimous written consent four (4) times during such fiscal year.

     The Company does not have standing audit, nominating or compensation committees. The Company has one Board of Directors' committee: the Committee for the Administration of the 1992 Amended and Restated Management Incentive Option Plan. The Committee did not take action during the fiscal year ended December 31, 1995.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation of the named executives for the periods indicated. No executive officer had total annual salary and bonus equal to or greater than $100,000.

                                                                                          LONG TERM COMPENSATION
                                                                         --------------------------------------------------------
                                       ANNUAL COMPENSATION                          AWARDS                        PAYOUTS
                             ----------------------------------------    -----------------------------    -----------------------
           (A)               (B)       (C)       (D)         (E)            (F)              (G)            (H)          (I)
                                                                         RESTRICTED      SECURITIES
         NAME AND                                        OTHER ANNUAL      STOCK         UNDERLYING        LTIP       ALL OTHER
    PRINCIPAL POSITION       YEAR    SALARY     BONUS    COMPENSATION    AWARDS ($)    OPTIONS/SARS(#)    PAYOUTS    COMPENSATION
--------------------------   ----    -------    -----    ------------    ----------    ---------------    -------    ------------
Dominic A. Polimeni.......   1995    $75,000     --           --             --                 --          --            --
  Chairman, President and    1994         --     --           --             --                 --          --            --
  Chief Executive Officer    1993         --     --           --             --                 --          --            --
Stephen J. Drescher.......   1995    $52,000     --           --             --                  0          --            --
  Former Chairman and        1994    $52,000     --           --             --            250,000(1)       --            --
  Chief Executive Officer    1993    $19,000     --           --             --                  0          --            --

------------------
(1) Options to acquire 250,000 shares at $0.625 per share were granted to Mr. Drescher in 1994 pursuant to the 1992 Amended and Restated Management Incentive Option Plan.

EMPLOYMENT AGREEMENT

     Dominic A. Polimeni, Chairman, Chief Executive Officer and President of the Company, is party to an employment agreement with Quest Electronic Hardware, Inc., a subsidiary of the Company. This agreement expires on March 31, 2000 and provides for a base salary of $100,000 per annum. See also 'Related Party Transactions' with respect to a Management Advisory and Consulting Agreement between the Company and Gulfstream, a company owned by Mr. Polimeni and Joan R. Gubitosi.

OPTION/SAR GRANTS

     There were no grants during 1995 of stock options or stock appreciation rights to any person named in the Summary Compensation Table. For information relating to warrants granted to Gulfstream, a company owned by Dominic A. Polimeni and Joan R. Gubitosi, see 'Voting Securities and Securities Ownership.'

OPTION/SAR EXERCISES

     Set forth below is information concerning exercises of options during 1995 and the fiscal year-end value of unexercised options for the persons named in the Summary Compensation Table:

            (A)                      (B)            (C)                  (D)                          (E)
                                                                NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                     UNDERLYING                  IN-THE-MONEY
                                                                UNEXERCISED OPTIONS/            OPTIONS/SARS AT
                               SHARES ACQUIRED     VALUE         SARS AT FY-END (#)               FY-END ($)
            NAME               ON EXERCISE (#)    REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----------------------------   ---------------    --------    -------------------------    -------------------------
Dominic A. Polimeni
  Chairman, President and
  Chief Executive Officer...             0               0                0                            0
Stephen J. Drescher
  Former Chairman, Chief
  Executive Officer.........       250,000        $656,250(1)             0                            0

------------------
(1) Based on the difference between the exercise price of $0.625 per share and the average of the high and low bid prices for the Common Stock on April 28, 1995, the date of exercise.

COMPENSATION OF DIRECTORS

     Other than the 1994 Director Non-Qualified Stock Option Plan described below, the Company does not have a standard policy regarding compensation of members of the Board of Directors. Other than as reported below, the members of the Board of Directors did not receive compensation for their services as such during the year ended December 31, 1995.

1994 DIRECTOR NON-QUALIFIED STOCK OPTION PLAN

     In January 1994, the Board of Directors (the 'Board') adopted, subject to stockholder approval, the above captioned plan and in February 1996 amended the plan so as to change the annual date of the grant to the first Wednesday of February. The plan, as amended, is hereinafter referred to as the '1994 Plan.' Pursuant to the terms of the 1994 Plan, options for an aggregate of 300,000 shares of the Company's Common Stock may be granted.

     All non-employee directors shall receive an option to purchase 15,000 shares of the Common Stock of the Company on the first Wednesday of February in each calendar year at an exercise price equal to the fair market value per share of the Common Stock on that date. Such options shall be exercisable immediately for a period of 10 years from date of grant unless terminated earlier pursuant to the terms of the plan. Subject to shareholder approval, 135,000 options have been granted to date at exercise prices of $1.125 per share, $2.406 per share, and $1.906 per share.

1992 STOCK OPTION PLAN

     In June 1992, the Board approved the adoption of the '1992 Plan' which was approved by the shareholders of the Company on January 8, 1993. Under the 1992 Plan, both incentive stock options ('ISOs') and non-qualified stock options ('Non-Qualified Options') may be granted (together, the 'Options'). Each Option is to be specifically designated at the time of its grant as an ISO (within the meaning of Section 422 of the Internal Revenue Code of 1986) (the 'Code'), or a Non-Qualified Option. All non-management employees are eligible to receive ISOs under the 1992 Plan. All non-management employees and non-employee consultants and Company Judges are eligible to receive Non-Qualified Options under the 1992 Plan.

     The aggregate maximum number of options issuable under the 1992 Plan to purchase shares of the Company's Common Stock is 1,900,000 options.

1992 AMENDED AND RESTATED MANAGEMENT INCENTIVE OPTION PLAN

     In December 1991, the Board approved the Company's 1992 Management Incentive Option Plan (the 'Incentive Plan'). In September and October 1992, effective as of the date of the original plan, the Board approved certain amendments to the original plan which were ratified by the stockholders of the Company on January 8, 1993. Pursuant to the terms of the Incentive Plan, non-qualified options to purchase up to 533,333 shares of the Company's Common Stock may be granted to officers, directors, key employees and consultants of the Company.

                           RELATED PARTY TRANSACTIONS

     As of the close of business on March 31, 1995, the Company acquired from Gulfstream, a Florida corporation owned by Dominic A. Polimeni and Joan R. Gubitosi, all of the outstanding capital stock of Quest Electronic Hardware, Inc. This transaction is described under 'Voting Securities and Securities Ownership.' Pursuant to the Management Advisory and Consulting Agreement therein described, the Company has also agreed to compensate Gulfstream for advisory and consulting services at the rate of $150,000 per year. This agreement expires on March 31, 2000 and can be terminated by either party on 90 days notice.

     In April 1995, the Company loaned Stephen J. Drescher, then Chairman and Chief Executive Officer of the Company, $156,250 in connection with the exercise by Mr. Drescher of options to purchase Common Stock of the Company. The obligation to repay this loan was satisfied by Gulfstream and Phillip D. Schwiebert by the contribution of shares of Common Stock to the Company in connection with Mr. Drescher's resignation in January 1996 as an officer and director of the Company.

     In April 1995, the Company loaned Paul L. Burton, then Executive Vice President and a Director of the Company, $125,000 in connection with the exercise by Mr. Burton of options to purchase Common Stock of the Company. The obligation to repay this loan and to repay $69,228 of expenses paid by the Company on Mr. Burton's behalf was satisfied by Gulfstream and Mr. Schwiebert by the contribution of shares of Common Stock to the Company in connection with Mr. Burton's resignation in January 1996 as an officer and director of the Company.

                           CERTAIN OTHER TRANSACTIONS

     In November 1994, the Company sold to J2 Holdings, Inc., a private company owned by Jordan R. Belfort, 1,202,905 units for $0.35 per unit. Each unit consisted of one common share and one warrant to purchase a share of common stock for $0.35 per share. These warrants were exercised in December 1995.

     Biltmore Securities, Inc. ('Biltmore') acted as the Placement Agent for the Company for the November 1994 Private Placement consisting of the sale of 2,000,000 shares of the Company's Common Stock. As compensation, Biltmore received 200,000 shares of the Company's Common Stock and Warrants to purchase 200,000 shares of Common Stock of the Company at $.35 per share. These Warrants were exercised in December 1995.

     Biltmore received 250,000 shares of Common Stock of the Company as compensation under a Consulting Agreement dated January 26, 1994, and 250,000 options to purchase Common Stock of the Company at an exercise price of $.625, which later through anti-dilution provisions resulted in 626,956 options to purchase Common Stock of the Company at $.249 per share. These options were exercised in December 1995. Biltmore received 61,824 shares of Common Stock of the Company as compensation for acting as placement agent for the Exchange Offer and Series II Warrants in July 1994.

     On March 31, 1995 Biltmore, in consideration of its serving as Placement Agent, was granted 116,000 options to purchase a like number of shares of the Common Stock of the Company at $3.50 per share. Such options expire March 31, 2000. The Company also agreed to pay to Biltmore a cash payment of $217,500 which represents a 10% placement agent fee and a 2.5% non-accountable expense allowance based on total proceeds of $1,740,000.

           COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of equity securities of the Company with the Securities and Exchange Commission and the National Association of Securities Dealers. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations from certain reporting persons that such persons have filed on a timely basis all reports required by Section 16(a), and without researching or making any inquiry regarding delinquent Section 16(a) filings, the Company believes that, during the fiscal year ended December 31, 1995, a Form 5 was filed on a non-timely basis by Daniel Porush and Forms 4 were filed on a non-timely basis with respect to two transactions by Paul L. Burton and with respect to six transactions by Stephen J. Drescher. Messrs. Burton and Drescher were officers and directors of the Company during 1995.

                          BOARD OF DIRECTORS PROPOSALS

                                PROPOSAL NO. 1:

                APPROVAL OF AN AMENDMENT TO ARTICLE FIRST OF THE
         COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S
                       NAME TO QUESTRON TECHNOLOGY, INC.

     Stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation for the purpose of changing the name of the Company to 'QUESTRON TECHNOLOGY, INC.' This amendment has been approved by the Board of Directors, subject to the approval of the Company's stockholders. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

     The Board of Directors is of the opinion that changing the name of the Company is in the best interests of the corporation in order to reflect that the Company is now engaged in the business of supplying low technology products to high technology industries in addition to the alternate dispute resolution business historically conducted by the Company.

     The text of the proposed amendment is set forth in Exhibit A attached hereto.

     The amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE 'FOR' THE FOREGOING AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO 'QUESTRON TECHNOLOGY, INC.'

                                PROPOSAL NO. 2:

          APPROVAL OF AN AMENDMENT TO ARTICLE FOURTH OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION
              PROVIDING FOR AN INCREASE IN AUTHORIZED COMMON STOCK

     Article FOURTH of the Company's Certificate of Incorporation currently authorizes the Company to issue 20,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. At the Record Date, 15,382,705 shares of Common Stock were issued and outstanding. The proposed amendment would increase the authorized Common Stock to 50,000,000 shares. See also Proposal No. 3 for a proposed increase in authorized Preferred Stock. The Board of Directors has determined that such increase is advisable in order to provide the Company with additional flexibility should it choose at a later date to engage in financings or acquisitions.

     Although management is not currently aware of any effort by any person to gain control of the Company, in the event of such an effort, the authorized but unissued shares of Common Stock or Preferred Stock could be used to make a change in control of the Company more difficult. Under certain circumstances such shares could be used to create voting impediments to deter persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold in public or private transactions to purchasers who might side with the Board of Directors in opposing a takeover bid which the Board of Directors determines not to be in the best interests of the Company and its stockholders. The amendment might have the effect of discouraging an attempt by another person, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity.

     In addition, shares of the Company may be authorized for issuance by the Board of Directors as consideration in whole or in part for future acquisitions which may be made by the Company. The Company's stockholders may not have the opportunity to review the financial statements of any of the companies which may be acquired or have the opportunity to vote on any proposed acquisitions. Any such issuance of additional shares may cause current stockholders of the Company to suffer significant dilution which may adversely affect the market for the Company's securities.

     The text of the proposed amendment is set forth in Exhibit A attached hereto.

     The amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE 'FOR' THE FOREGOING AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK.

                                PROPOSAL NO. 3:

          APPROVAL OF AN AMENDMENT TO ARTICLE FOURTH OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION
            PROVIDING FOR AN INCREASE IN AUTHORIZED PREFERRED STOCK

     Article FOURTH of the Company's Certificate of Incorporation currently authorizes the Company to issue 20,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. 900,000 shares of Preferred Stock were previously issued under terms which provided that such shares could not be reissued at a later date. Of these 900,000 shares, 25,000 remain outstanding today. By reason of the foregoing, the Company has authority to issue only 100,000 shares of Preferred Stock. The proposed amendment would increase the authorized Preferred Stock to 10,000,000 shares.

     Please refer to Proposal No. 2 for a discussion of the reasons why the Board of Directors has determined that an increase in the authorized Preferred Stock is advisable.

     The voting, dividend and other rights of any shares of Preferred Stock will be determined by the Board of Directors at the time of issuance.

     The text of the proposed amendment is set forth in Exhibit A attached hereto.

     The amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote.

     The Board of Directors recommends that stockholders vote 'FOR' the foregoing amendment to the Company's Certificate of Incorporation to increase the authorized Preferred Stock.

                                PROPOSAL NO. 4:

             APPROVAL OF THE COMPANY'S 1994 DIRECTOR NON-QUALIFIED
                               STOCK OPTION PLAN

     Stockholders are being asked to approve the 1994 Director Non-Qualified Stock Option Plan, as amended (the '1994 Plan'). The purpose of the 1994 Plan is to induce directors of the Company or any of its subsidiaries who are not also officers or employees of the Company or any of its subsidiaries ('Non-Employee Directors'), who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. The 1994 Plan provides for options that do not qualify as incentive options under Section 422 of the Internal Revenue Code of 1986, as amended, to be issued to such persons.

     Approval of the 1994 Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

     The following summary of the 1994 Plan is not intended to be complete and is qualified in its entirety by reference to the 1994 Plan which is attached hereto as Exhibit B.

     1. Number of Shares. The aggregate maximum number of shares of the Company's Common Stock as to which options may be granted under the Plan will be 300,000 shares. Options to purchase 135,000 shares of the Company's Common Stock have already been granted as of the record date. The shares may be made available from either authorized but unissued shares, treasury shares or both. The maximum number of shares may, in the discretion of the Board of Directors or of the Committee (defined below), be adjusted to reflect any future changes in the Company's capitalization, for example, in the event of stock dividends, stock splits and other similar events. No shares shall be delivered pursuant to the 1994 Plan unless and until the Company has sufficient authorized capital to deliver such shares. The Company receives no consideration in connection with the grant of an option.

     2. Administration. The 1994 Plan will be administered by the Committee for the Administration of the 1994 Director Non-Qualified Stock Option Plan (the 'Committee'), or in the absence of such a committee, by the Board of Directors.

     3. Eligibility. Eligible participants under the 1994 Plan are all directors of the Company or any of its subsidiaries who are not also officers or employees of the Company or any of its subsidiaries.

     4. Term. The 1994 Plan became effective on January 26, 1994, subject to stockholder approval. No options may be granted under the 1994 Plan after January 26, 2004. In the event that the 1994 Plan is not approved by the stockholders, the 1994 Plan and all options granted under the 1994 Plan shall terminate.

     5. Term of Options. All options granted under the 1994 Plan terminate on the earliest of (a) the expiration of the term specified in the option, which shall not exceed ten (10) years; the expiration of three (3) months from the date a director's service on the Company's Board of Directors terminates for any reason other than death, disability or cause; (c) the expiration of one or three years from the date the director's service terminates by reason of death or disability, respectively; (d) the date a director's service terminates for cause (as defined in Section 6.1 of the 1994 Plan); or (e) the date set by the Committee to be an accelerated expiration date in the event of a dissolution or liquidation of the Company or upon the occurrence of certain other corporate transactions.

     6. Option Price. The purchase price of shares of the Company's Common Stock issuable upon exercise of options granted pursuant to the 1994 Plan shall be the fair market value (as defined in Section 5.1(b) of the 1994 Plan) per share of such Common Stock on the date of the granting of such options.

     7. Option Grant. Subject to the terms of the 1994 Plan, the number of options to be granted annually to each eligible director is 15,000. Such grants are to be made to each director in office on the first Wednesday in February of each year.

     8. Payment. The purchase price of shares of the Company's Common Stock issuable upon the exercise of options granted under the 1994 Plan shall be in United States dollars, payable in cash or by certified bank check.

     9. Option Document. All options granted under the 1994 Plan are required to be evidenced by written documents containing provisions consistent with the 1994 Plan and such other provisions as the Committee deems appropriate. Options granted under the 1994 Plan are not transferable other than by will, or by the laws of descent and distribution.

     10. Amendment. The Board of Directors may terminate the 1994 Plan or amend the 1994 Plan from time to time in such manner as it may deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any option shall theretofore have been granted, affect or impair the rights of such individual under such option, and provided further, that, unless the holders of a majority of all classes of the Company's outstanding voting stock entitled to vote thereon shall have first approved thereof, no amendment of the 1994 Plan shall be made if the amendment would (a) materially increase the benefits accruing to participants under the 1994 Plan; (b) materially increase the number of securities which may be issued under the 1994 Plan; or (c) materially modify the requirements as to the eligibility for participation in the 1994 Plan. The 1994 Plan was amended in February 1996 to change the date of the annual grant to the first Wednesday in February.

     Set forth below is information relating to benefits to be allocated under the 1994 Plan during 1996 to directors who are not officers or employees of the Company. None of the persons named in the Summary Compensation Table are eligible to participate in the 1994 Plan. The closing price of the Common Stock was $1 57/64 on March 5, 1996 as reported by the Nasdaq SmallCap Market.

                                        1994 PLAN
                                --------------------------
                                                    NUMBER
          NAME AND                                    OF
          POSITION              DOLLAR VALUE($)     UNITS
----------------------------    ---------------     ------
Non-Executive Director Group
  (2 persons)...............                 (a)    30,000(b)

------------------
(a) Options under the 1994 Plan are granted with an exercise price equal to the fair market value of the Common Stock as of the date of grant. The respective dollar value of each stock option to be granted under the 1994 Plan, which depends upon the fair market value of the Common Stock at the time of the exercise of such stock option, is not determinable at this time.

(b) These options were granted, subject to stockholder approval, on February 7, 1996 with an exercise price of $1.906 per share and an expiration date of February 7, 2006.

     Summary of Certain Federal Income Tax Consequences. This summary of certain federal tax consequences is provided as general information, but does not purport to be a complete and detailed description of all possible tax consequences. It describes the federal tax consequences in effect as of the date set forth in the notice.

     Certain Federal Income Tax Consequences. When an optionee exercises an option other than an incentive stock option (a 'non-qualified option'), the difference between the option price and any higher fair market value of the Common Stock, generally on the date of exercise, will be ordinary income to the optionee (subject to withholding) and will be generally allowed as a deduction at that time for federal income tax purposes to the Company.

     Any gain or loss realized by an optionee on disposition of the Common Stock acquired upon exercise of a non-qualified option will generally be capital gain or loss to such optionee, long-term or short-term depending on the holding period, and will not result in any additional federal income tax consequences to the Company. The optionee's basis in the Common Stock for determining gain or loss on the disposition will be the fair market value of such Common Stock determined generally at the time of exercise.

     The foregoing discussion summarizes the federal income tax consequences of the 1994 Plan based on current provisions of the Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences of participation in such plan.

     The approval of the 1994 Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE 'FOR' THE FOREGOING PROPOSAL TO APPROVE THE 1994 PLAN.

                       PROPOSALS FOR STOCKHOLDER APPROVAL

     The 1996 Annual Meeting of Stockholders is expected to be held prior to June 30, 1996, although an exact date has not yet been set. Proposals of stockholders intended to be presented at the 1996 Annual Meeting of Stockholders of the Company which are received in writing by the Chief Executive Officer of the Company at its offices by April 1, 1996 will be considered for inclusion in the Company's proxy statement relating to the 1996 Annual Meeting.

                             ADDITIONAL INFORMATION

     The Company has retained Mortenson and Associates, P.C. as the Company's independent public accountants for the fiscal year ended December 31, 1995. One or more representatives of such firm are expected to be present at the Meeting. Such representative(s) will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The Board of Directors does not know of any matter to be proposed for action at the Meeting other than those described in this proxy statement. If other matters properly come before the Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment.

                                       By Order of the Board of Directors

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE SPECIAL MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                                                       EXHIBIT A

                              PROPOSED AMENDMENTS
                                       TO
                          CERTIFICATE OF INCORPORATION

PROPOSAL NO. 1

The Certificate of Incorporation is proposed to be amended by deleting Article FIRST thereof in its entirety and substituting the following in lieu thereof:

          'FIRST: The name of the corporation is:

                           QUESTRON TECHNOLOGY, INC.'

PROPOSAL NOS. 2 AND 3

The Certificate of Incorporation is proposed to be further amended by deleting Article FOURTH thereof in its entirety and substituting the following in lieu thereof*:

          'FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is sixty million (60,000,000) shares, of which fifty million (50,000,000) shares shall be Common Stock, par value $.0001 per share and ten million (10,000,000) shares shall be preferred stock, par value $.01 per share ('Preferred Stock'). The Preferred Stock may be issued with full, multiple or fractional voting rights and with such designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special, relative rights that shall be fixed from time to time by resolution of the Board of Directors.'

------------------
* If either Proposal No. 2 or Proposal No. 3 is not approved, the proposed amendment to the Certificate of Incorporation shall be modified so as to delete the reference to the increased authorized common or preferred stock, as the case may be.

                                                                       EXHIBIT B

                  AS AMENDED AND RESTATED ON FEBRUARY 7, 1996

                                 JUDICATE, INC.
                 1994 DIRECTOR NON-QUALIFIED STOCK OPTION PLAN

                                   ARTICLE I
                           ESTABLISHMENT AND PURPOSE

     SECTION 1.1 Effective as of January 26, 1994, the Board of Directors (the 'Board') of Judicate, Inc. (the 'Company'), a Delaware corporation, adopted, subject to shareholder approval, a stock option plan to be named the 1994 Director Non-Qualified Stock Option Plan (the 'Plan'). The Plan was amended by the Board effective February 7, 1996.

     SECTION 1.2 The purpose of the Plan is to induce directors of the Company or any of its subsidiaries who are not also officers or employees of the Company or any of its subsidiaries ('Non-Employee Directors'), who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. The Plan provides for options which do not qualify as incentive options under Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code') to be issued to such persons.

     SECTION 1.3 All options specifically designated as being granted pursuant to this Plan and granted to Non-Employee Directors on or after the date that this Plan has been approved or adopted by the Company's Board shall be governed by the terms and conditions of this Plan.

                                   ARTICLE II
                                 ADMINISTRATION

     SECTION 2.1 The Plan shall be administered by the Board or by a committee (the 'Committee') of not less than two members of the Board who are 'disinterested persons' within the meaning of such term under Rule 16b-3 under the Securities Exchange Act of 1934, as such rule may be amended from time to time. If the Plan is administered by the Committee, except as permitted in
Section 2.4 hereof, no member of the Committee shall be eligible for selection as a person to whom stock may be allocated or stock options or stock appreciation rights may be granted pursuant to any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock appreciation rights, or stock options of the Company or any of its affiliates. Furthermore, no member of the Board shall be eligible to be appointed to the Committee unless such member was not eligible to receive options under any prior Company stock option plan at any time within one year prior to the date of his proposed appointment to the Committee. In the event the Plan is administered by the Committee, the Committee may select one of its members as its Chairman, and shall hold its meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the

Committee. Notwithstanding any other provision hereof, all action taken pursuant to this Plan must be in accordance with the provisions Rule 16b-3, as amended from time to time, under the Securities Exchange Act of 1934.

     SECTION 2.2 The Company shall grant options under the Plan only in accordance with the formula set forth in Section 2.4 hereof. The Board or the Committee may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out the Plan and take such action in the administration of the Plan, not inconsistent with the provisions hereof, as it shall deem proper. The interpretation and construction of any provisions of the Plan by the Board or the Committee (unless otherwise determined by the Board) shall be final, conclusive and binding upon all persons.

     SECTION 2.3 No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. A member of the Board or the Committee shall be indemnified by the Company, pursuant to the Company's By-Laws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against him claiming any rights or remedies due to his participation in the administration of the Plan.

     SECTION 2.4 Non-Employee Directors shall participate in the Plan to the extent that they shall be granted options on a non-discretionary basis in accordance with the following formula. On the first Wednesday in February of each calendar year, each member of the Company's Board of Directors then in such office shall receive an option to purchase 15,000 shares of the Company's Common Stock at an exercise price equal to the fair market value per share of such Common Stock on that date. Each such option shall be exercisable immediately and for ten years from the date of grant unless sooner terminated under the terms of this Plan. Each such option shall be subject to the restrictions upon transfer, limitations on exercise, and restrictions upon transfer of the Common Stock to be issued upon exercise of the option, as are set forth elsewhere herein or as are imposed by applicable law, including without limitation applicable federal and state securities laws. This Section 2.4 shall not be amended more than one
(1) time in any consecutive six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the regulations thereunder.

                                  ARTICLE III
                     TOTAL NUMBER OF SHARES TO BE OPTIONED

     SECTION 3.1 Options for an aggregate of 300,000 shares of common stock ($.0001 par value) of the Company (subject to adjustment as provided in Article VIII hereof) may be granted under the Plan. The shares sold under the Plan may be either issued shares reacquired by the Company at any time or authorized but unissued shares, as the Board from time to time may determine.

     SECTION 3.2 In the event that any outstanding options under the Plan for any reason expire or are terminated without having been exercised in full, the unpurchased shares subject to such option may again be available for transfer under the Plan.

     SECTION 3.3 No options shall be granted pursuant to this Plan to any optionee after the tenth anniversary of the earlier of the date that this Plan is adopted by the Board or the date that this Plan is approved by the shareholders.

                                   ARTICLE IV
                                  ELIGIBILITY

     SECTION 4.1 Options will be issued to Non-Employee Directors only. Persons granted options pursuant to this Plan are referred to herein as 'optionees.' No option will be granted which has terms or conditions inconsistent with this Plan.

     SECTION 4.2 No options may be granted under any Company stock option plan to any member of the Committee other than those options issued pursuant to the non-discretionary formula set forth in Section 2.4, or a similar formula plan complying with Rule 16b-3(c)(2) under the Securities Exchange Act of 1934, as amended. If this Plan is administered by the Board rather than the Committee, no options under any Company stock option plan (other than those options issued pursuant to the non-discretionary formula set forth in Section 2.4, or a similar formula plan complying with Rule 16b-3(c)(2) under the Securities Exchange Act of 1934, as amended) may be granted to any director unless a majority of the Board and a majority of the Board members voting on the grant of such options are not eligible to receive options under any Company stock option plan (other than pursuant to the non-discretionary formula in Section 2.4 or a similar formula plan complying with Rule 16b-3(c)(2) under the Securities Exchange Act of 1934, as amended) as of the date of the Board action, and have not been so eligible to receive options thereunder (other than pursuant to the non-discretionary formula in Section 2.4 or a similar formula plan complying with Rule 16b-3(c)(2) under the Securities Exchange Act of 1934, as amended) at any time within one year prior to the date of such action, for selection as a person to whom stock may be allocated or stock options or stock appreciation rights may be granted pursuant to any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock appreciation rights, or stock options of the Company or any of its affiliates.

                                   ARTICLE V
                        TERMS AND CONDITIONS OF OPTIONS

     SECTION 5.1 Each option granted under the Plan shall be evidenced by a Stock Option Certificate and Agreement in a form not inconsistent with the Plan, provided that the following terms and conditions shall apply:

          (a) The price at which each share of common stock covered by an option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined in accordance with the formula set forth in Section 2.4.

          (b) For purposes of Section 2.4, the 'fair market value' shall be determined in accordance with the following: (i) if the common stock is not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the common stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the common stock in arms-length transactions; or (ii) if the common stock is not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ National Market System, and there are reports of stock prices by a recognized quotation service, upon the basis of the mean between the bid and asked quotations for such stock on the date of grant as reported by a recognized stock quotation service, or, if there are no bid or asked quotations on that day, then upon the basis of the mean between the bid and asked quotations for such stock on the date nearest preceding that day; or (iii) if the common stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ National Market System, upon the basis of the mean between the highest and lowest selling prices at which shares of the common stock were traded on such recognized securities exchange on that date or, if the common stock was not traded on such date, upon the basis of the mean of such prices on the date nearest preceding that date. The Board or the Committee shall also consider such other factors relating to the fair market value of the common stock as it shall deem appropriate.

          (c) An optionee may, pursuant to the formula in Section 2.4, be granted more than one option during the duration of this Plan.

          (d) Any option and any right related thereto shall not be transferable by the optionee other than by will, or by the laws of descent and distribution. An option may be exercised during the optionee's lifetime only by the optionee.

          (e) No shares shall be delivered pursuant to the exercise of any option granted pursuant to the Plan unless and until the Company has sufficient authorized capital to issue such shares.

                                   ARTICLE VI
                              SERVICE OF OPTIONEE

     SECTION 6.1 The option rights of an optionee under any then outstanding option shall terminate immediately if the optionee is removed from the Board of Directors for any one of the following reasons: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the conduct of any activity on behalf of any organization or entity which is a competitor of the Company (unless such conduct is approved by a majority of the disinterested members of the Board of Directors).

     SECTION 6.2 If the optionee voluntarily resigns or ceases to be a member of the Board of Directors for any reason other than for death or for disability, as defined in Section 22(e)(3) of the Code, the option rights of such optionee under any then outstanding option shall be exercisable by such optionee at any time prior to the expiration of the option or within three months after the date of such termination, whichever period of time is shorter.

     SECTION 6.3  In the case of an optionee who becomes disabled, as defined by
Section 22(e)(3) of the Code, the option rights of such optionee under any then outstanding option shall be exercisable by such optionee at any time prior to the expiration of the option or within one year after the date of termination of service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the option at the date of such termination.

     SECTION 6.4 In the event of the death of an optionee, the option rights of such optionee under any then outstanding option shall be exercisable by the person or persons to whom these rights pass by will, or by the laws of descent and distribution, at any time prior to the expiration of the option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the option at the date of death. If a person or estate acquires the right to exercise a option by bequest or inheritance, the Board or Committee may require reasonable evidence as to the ownership of such option, and may require such consents and releases of taxing authorities as the Board or Committee may deem advisable.

     SECTION 6.5 Nothing contained in the Plan, or in any option granted pursuant to the Plan, shall confer upon any optionee any right with respect to continuance of service by the Company nor interfere in any way with the right of the Company to terminate the optionee's service.

                                  ARTICLE VII
                               PURCHASE OF SHARES

     SECTION 7.1 An option shall be exercised by tender to the Company of the full purchase price of the shares with respect to which the option is exercised and written notice of the exercise. The right to purchase shares shall be cumulative so that, once the right to purchase any shares has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the option. A partial exercise of an option shall not affect the right of the optionee to exercise the option from time to time, in accordance with the Plan, as to the remaining number of shares subject to the option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check.

     SECTION 7.2 Except as provided in Article VI, an option may not be exercised unless the holder thereof is a director of the Company at the time of exercise.

     SECTION 7.3 No optionee, or optionee's executor, administrator, legatee, or distributee shall be deemed to be a holder of any shares subject to an option for any purpose whatsoever unless and until a stock certificate or certificates for such are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII hereof.

     SECTION 7.4 If (i) the listing, registration or qualification of the options issued hereunder, or of any securities that may be purchased upon exercise of such options (the 'Subject Securities') upon any securities exchange or quotation system, or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the options; or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

     SECTION 7.5 An optionee may be required to represent to the Company as a condition of his exercise of options issued under this Plan: (i) that the Subject Securities acquired upon option exercise are being acquired by him for investment and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended, or any other applicable statute, law, regulation or rule; and (ii) that the optionee shall make no exercise or disposition of an option or of the Subject Securities in contravention of the Securities Exchange Act of 1934, as amended. Optionees may also be required to provide (as a condition precedent to exercise of an option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of the Plan and the subject option.

                                  ARTICLE VIII
               CHANGE IN NUMBER OF OUTSTANDING SHARES OF STOCK,
                      ADJUSTMENTS, REORGANIZATIONS, ETC.

     SECTION 8.1 In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment will be made in the number and kind of shares for the purchase of which options may be granted under the Plan, including the maximum number that may be granted to any one person. In addition, appropriate adjustments in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

     SECTION 8.2 The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     SECTION 8.3 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Securities Exchange Act of 1934, as amended, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this Section 8.3, not yet be exercisable.

                                   ARTICLE IX
                      DURATION, AMENDMENT AND TERMINATION

     SECTION 9.1 The Board may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any option shall theretofore have been granted, affect or impair the rights of such individual under such option, and provided further, that, unless the holders of a majority of all classes of the Company's outstanding voting stock entitled to vote thereon shall have first approved thereof, no amendment of this Plan shall be made if the amendment would
(a) materially increase the benefits accruing to participants under the Plan;
(b) materially
increase the number of securities which may be issued under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan.

                                   ARTICLE X
                                  RESTRICTIONS

     SECTION 10.1 Any shares issued pursuant to the Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Board or the Committee, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. By accepting an award pursuant to the Plan each optionee shall thereby agree to any such restrictions.

     SECTION 10.2 Any certificate issued to evidence shares issued pursuant to an option shall bear such legends and statements as the Board or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares will be delivered under the Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Board or counsel to the Company deems necessary or advisable.

                                   ARTICLE XI
                              APPLICATION OF FUNDS

     SECTION 11.1 The proceeds received by the Company from the sale of stock pursuant to the Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board.

                                  ARTICLE XII
                             EFFECTIVENESS OF PLAN

     SECTION 12.1 This Plan shall become effective upon adoption by the Board, and options may be issued hereunder from and after that date subject to the provisions of Section 3.3. The effectiveness of this Plan and of the grant of all options hereunder is in all respects subject to the approval of the Company's stockholders. This Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy).

                                JUDICATE, INC.

                  Proxy for Special Meeting of Stockholders

     The undersigned hereby appoints Milton M. Adler, Robert V. Gubitosi and Dominic A. Polimeni as Proxies, each with the full power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse hereof, all shares of Common Stock of Judicate, Inc. (the "Company") held of record by the undersigned on February 21, 1996, at the Special Meeting of Stockholders to be held on March 21, 1996, or any adjournment thereof, upon all such matters as may properly come before the Meeting.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
           DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" ITEM 1, "FOR" ITEM 2, "FOR" ITEM 3, "FOR" ITEM 4 AND "FOR"
           ITEM 5.

           STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN
           THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH
           REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

         (The Proxy continues and must be signed on the reverse side.)

/X/ Please mark your
    votes as in this
    example.

                                        WITHHOLD AUTHORITY
                                          to vote for all
                        FOR             nominees listed below

                        / /                      / /

                                                        Nominees:

1. ELECTION OF                                          Milton M. Adler
   DIRECTORS                                            Robert V. Gubitosi
                                                        Mitchell Hymowitz
FOR all nominees listed                                 William J. McSherry, Jr.
(except as marked to the contrary below)                Dominic A. Polimeni

---------------------------

---------------------------

---------------------------


2. Proposal No. 1: Approval of an amendment to Article FIRST of the Company's Certificate of Incorporation to change the Company's name to Questron Technology, Inc. (The Board of Directors recommends a vote "FOR" approval.)

              FOR         AGAINST        ABSTAIN
              / /           / /            / /

3. Proposal No. 2: Approval of an amendment to Article FOURTH of the Company's Certificate of Incorporation providing for an increase in authorized common stock. (The Board of Directors recommends a vote "FOR" approval.)

              FOR         AGAINST        ABSTAIN
              / /           / /            / /

4. Proposal No. 3: Approval of an amendment to Article FOURTH of the Company's Certificate of Incorporation providing for an increase in authorized preferred stock. (The Board of Directors recommends a vote "FOR" approval.)

              FOR         AGAINST        ABSTAIN
              / /           / /            / /

5. Proposal No. 4: Approval of the Company's 1994 Director Non-Qualified Stock Option Plan. (The Board of Directors recommends a vote "FOR" approval.)

              FOR         AGAINST        ABSTAIN
              / /           / /            / /

6. In their discretion upon such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

                                                      If you plan to attend / /
                                                      the Annual Meeting,
                                                      place an X in this box.

 SIGNATURE: ____________________________   DATE: _______________

 SIGNATURE: ____________________________   DATE: _______________

NOTE: Please sign exactly as name or
      names appear on stock certificate
      as indicated hereon.  Joint owners
      should each sign.  When signing as
      attorney, executor, administrator
      or guardian, please give full
      title as such.